UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 1, 1997


                        UNITED COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                     333-15067               41-1380239
(State or other Jurisdiction        (Commission File          (IRS Employer
      of incorporation)                 Number)             Identification No.)




                        2600 Eagan Woods Drive, Suite 155
                                 Eagan, MN 55121
              (Address of principal executive offices and zip code)



                                 (612) 552-2828
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On April 1, 1997, United Community Bancshares, Inc. (the "Company") dismissed McGladrey & Pullen, LLP ("McGladrey"), the principal accountants previously engaged by the Company, and selected KPMG Peat Marwick LLP to serve as its principal accountants.

     In connection with the audits of the three years ended December 31, 1996, and the subsequent interim period through April 1, 1997, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of McGladrey on the consolidated financial statements of the Company as of and for the years ended December 31, 1996, 1995, and 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change accountants was approved by the Company's Board of Directors.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Financial statements.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c) Exhibits. The following exhibits are included with this report:

                  16       Letter from McGladrey & Pullen, LLP


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  April 7, 1997               UNITED COMMUNITY BANCSHARES, INC.



                                    By: /s/ Marcia O'Brien
                                        Marcia O'Brien, Chief Financial Officer

















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


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                       Commission File No.:
April 1, 1997                                            333-15067



                        UNITED COMMUNITY BANCSHARES, INC.



Exhibit

  16              Letter from McGladrey & Pullen, LLP



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